UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number_811-04894

__Franklin Managed Trust

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA  94403-1906

(Address of principal executive offices)  (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906

(Name and address of agent for service)

Registrant's telephone number, including area code: _650 312-2000

Date of fiscal year end: 9/30

Date of reporting period: _3/31/15

Item 1. Reports to Stockholders.

FRANKLIN TEMPLETON INVESTMENTS

Semiannual Report
and Shareholder Letter
March 31, 2015

Franklin Rising Dividends Fund

A SERIES OF FRANKLIN MANAGED TRUST

Sign up for electronic delivery at franklintempleton.com/edelivery

Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Focus on Investment Excellence

At the core of our firm, you’ll find multiple independent investment teams—each with a focused area of expertise—from traditional to alternative strategies and multi-asset solutions. And because our portfolio groups operate autonomously, their strategies can be combined to deliver true style and asset class diversification.

All of our investment teams share a common commitment to excellence grounded in rigorous, fundamental research and robust, disciplined risk management. Decade after decade, our consistent, research-driven processes have helped Franklin Templeton earn an impressive record of strong, long-term results.

Global Perspective Shaped by Local Expertise

In today’s complex and interconnected world, smart investing demands a global perspective. Franklin Templeton pioneered international investing over 60 years ago, and our expertise in emerging markets spans more than a quarter of a century. Today, our investment professionals are on the ground across the globe, spotting investment ideas and potential risks firsthand. These locally based teams bring in-depth understanding of local companies, economies and cultural nuances, and share their best thinking across our global research network.

Strength and Experience

Franklin Templeton is a global leader in asset management serving clients in over 150 countries.1 We run our business with the same prudence we apply to asset management, staying focused on delivering relevant investment solutions, strong long-term results and reliable, personal service. This approach, focused on putting clients first, has helped us to become one of the most trusted names in financial services.

Not FDIC Insured | May Lose Value | No Bank Guarantee

1. As of 12/31/14. Clients are represented by the total number of shareholder accounts.

Contents

Shareholder Letter	1
Semiannual Report
Franklin Rising Dividends Fund	2
Performance Summary	5
Your Fund’s Expenses	8
Financial Highlights and
Statement of Investments	10
Financial Statements	18
Notes to Financial Statements	22
Shareholder Information	28

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Semiannual Report

Franklin Rising Dividends Fund

We are pleased to bring you Franklin Rising Dividends Fund’s semiannual report for the period ended March 31, 2015.

Your Fund’s Goal and Main Investments

The Fund seeks long-term capital appreciation. Preservation of capital, while not a goal, is also an important consideration. Under normal market conditions, the Fund invests at least 80% of its net assets in companies that have paid consistently rising dividends.

Performance Overview

For the six months under review, the Fund’s Class A shares delivered a +6.29% cumulative total return. In comparison, the Fund’s benchmark, the Standard & Poor’s 500 Index (S&P 500®), which is a broad measure of U.S. stock performance, generated a +5.93% total return.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 5.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Economic and Market Overview

U.S. economic growth trends were generally encouraging during the six-month period ended March 31, 2015, although economic expansion slowed in 2015’s first quarter. In the first half of the period, greater spending by consumers, businesses, and state and local governments aided growth. However, low energy prices, harsh weather, labor disruptions and U.S. dollar strength led export levels to fall and businesses to reduce spending in the latter half. Housing market data showed home prices and mortgage rates fell during the six-month period, while home sales rose. Retail sales softened in the second half of the period despite job growth and generally lower gasoline prices. Inflation, as measured by the Consumer Price Index, remained subdued during the six months and fell sharply toward period-end amid lower energy and import prices. Manufacturing and non-manufacturing activities increased, and the unemployment rate declined to 5.5% in March 2015 from 5.9% in September 2014.2

The U.S. Federal Reserve Board (Fed) ended its bond buying program in October 2014, based on its view that underlying economic strength could support ongoing progress in labor market conditions. Although the Fed had repeatedly stated that it could be patient with regard to raising interest rates, toward period-end, the Fed removed the word “patient” from its monetary policy guidance. It added, however, that it might keep interest rates lower than what it viewed as normal.

Investor confidence grew as the U.S. economy continued to grow and the Fed maintained its cautious tone on raising interest rates. The markets endured sell-offs when many investors reacted to the crisis in Ukraine, Greece’s debt negotiations and signs of relatively weak economic growth in Europe and Japan, as well as less robust growth in China. U.S. stocks rose overall for the six months under review as the S&P 500 and the Dow Jones Industrial Average reached all-time highs.

Investment Strategy

We base our investment strategy on our belief that companies with consistently rising dividends should, over time, also experience stock price appreciation. We select portfolio securities based on several criteria. To be eligible for purchase, stocks generally will pass certain screens, such as consistent and substantial dividend increases, strong balance sheets, and relatively low price/earnings ratios. We seek fundamentally sound companies that meet our standards and attempt to acquire them at what we believe are attractive prices, often when they are out of favor with other investors.

Manager’s Discussion

During the six months under review, three holdings that helped absolute Fund performance were Walgreens Boots Alliance, Medtronic and Ross Stores. Shares of Walgreens, the largest

1. Source: Morningstar.

The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. 2. Source: Bureau of Labor Statistics.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 15.

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FRANKLIN RISING DIVIDENDS FUND

U.S. drug store operator, rose amid the final stages of its integration with Alliance Boots, a multi-national health and beauty group. The stock benefited from positive sentiment around management’s strategic plans to create a global health care company with a consumer-centric beauty focus. We believe that with the completion of the merger and a series of changes to senior management, the company should be well positioned to leverage its strong brands in a rapidly evolving health care market. Walgreens has raised its dividend for 39 consecutive years. The stock price of Medtronic, a medical technology device manufacturer, rose due to favorable investor sentiment toward its acquisition of Covidien that was announced before the reporting period. Medtronic subsequently reported strong quarterly results in November and February. The company has raised its dividend for the past 37 years. Ross Stores, a discount apparel and home accessories retailer, reported strong same-store sales growth for the past two quarters. The company’s discount apparel model appeared poised to continue doing well, aided by low gas prices and improving consumer employment, particularly for its lower income customers. Ross Stores has raised its dividend for the past 21 years.

Detractors from absolute Fund performance included Schlumberger, Occidental Petroleum and International Business Machines (IBM). Shares of Schlumberger, a global oilfield services company, fell sharply during the period in response to the decline in oil prices. Although the company reported solid fourth-quarter results, uncertainty surrounding the near-term impact on company profitability weighed on its stock price. While weaker oil prices will likely act as a near-term headwind, we believe that Schlumberger’s market leadership position, diversified geographic and energy market exposures and strong technology offerings position the company well to weather the current environment. Schlumberger increased its dividend in eight of the past 10 years. Occidental Petroleum, an oil and gas exploration company, was also negatively impacted by falling oil prices over the period. With less exposure to downstream activities than some other energy companies, Occidental is generally more exposed to changes in oil prices. However, the company’s low-cost, long-lived reserves, strict cost discipline and conservative balance sheet should position it well to weather the current environment, in our view. Occidental has a 12-year history of increasing dividends. IBM, a leading global provider of information technology software, services and hardware, reported third-quarter results well below consensus expectations and abandoned its 2015 earnings-per-share target of $20. IBM experienced a marked slowdown in client buying behavior during the quarter, and management indicated that the company was adversely impacted by the changing information technology landscape. IBM has raised its dividend for the past 19 years. We exited the position during the period.

We initiated new positions in Tiffany, a jeweler and specialty retailer (12 years of dividend increases); EOG Resources, one of the largest independent crude oil and natural gas companies in the U.S. (12 years); Roche Holding, one of the world’s largest pharmaceutical and diagnostic companies (28 years); Linear Technology, a leading, independent manufacturer of

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FRANKLIN RISING DIVIDENDS FUND

Top 10 Holdings
3/31/15
Company	% of Total
Sector/Industry	Net Assets
Roper Industries Inc.	3.6%
Industrial Conglomerates
Johnson & Johnson	3.3%
Pharmaceuticals, Biotechnology & Life Sciences
Medtronic PLC	3.2%
Health Care Equipment & Services
United Technologies Corp.	3.2%
Aerospace & Defense
Air Products and Chemicals Inc.	3.1%
Materials
Praxair Inc.	3.0%
Materials
Pentair PLC	2.8%
Machinery
Honeywell International Inc.	2.8%
Aerospace & Defense
Johnson Controls Inc.	2.7%
Automobiles & Components
Becton, Dickinson and Co.	2.6%
Health Care Equipment & Services

high performance linear circuits (23 years); and The Gap, a leading global clothing and accessories retailer (6 years). We made additions to W.W. Grainger, a leading North American supplier of maintenance, repair and operating products (43 years); Schlumberger, mentioned above; Praxair, one of the world’s largest industrial gas manufacturers (22 years); Donaldson, a leading, worldwide filtration systems provider (28 years); and Microsoft, a global software and services provider (10 years), among others. We liquidated some positions including the aforementioned IBM; California Resources, shares of which we received from a spinoff of current Fund holding Occidental Petroleum; and Superior Uniform Group. We reduced our holdings in QUALCOMM and the aforementioned Ross Stores and Walgreens Boots Alliance, among others.

Our 10 largest positions on March 31, 2015, represented 30.3% of the Fund’s total net assets. It is interesting to note how these 10 companies would, in aggregate, respond to the Fund’s screening criteria based on a simple average of statistical measures. On average, these 10 companies have raised their dividends 28 years in a row and by 216% over the past 10 years. Their most recent year-over-year dividend increases averaged 13.5% with a dividend yield of 1.9% on March 31, 2015, and a dividend payout ratio of 34.3%, based on estimates of calendar year 2015 operating earnings. Their average price/earnings ratio was 18.3 times 2015 estimates versus 17.5 for that of the unmanaged S&P 500.

Thank you for your continued participation in Franklin Rising Dividends Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

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FRANKLIN RISING DIVIDENDS FUND

Performance Summary as of March 31, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)		3/31/15	9/30/14		Change
A (FRDPX)		$52.04	$49.72	+$	2.32
C (FRDTX)		$51.21	$48.94	+$	2.27
R (FRDRX)		$51.88	$49.56	+$	2.32
R6 (FRISX)		$52.00	$49.67	+$	2.33
Advisor (FRDAX)		$52.00	$49.68	+$	2.32

Distributions (10/1/14–3/31/15)
	Dividend	Short-Term	Long-Term
Share Class	Income	Capital Gain	Capital Gain		Total
A	$0.3067	$0.0055	$0.4903		$0.8025
C	$0.1213	$0.0055	$0.4903		$0.6171
R	$0.2421	$0.0055	$0.4903		$0.7379
R6	$0.4062	$0.0055	$0.4903		$0.9020
Advisor	$0.3702	$0.0055	$0.4903		$0.8660

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FRANKLIN RISING DIVIDENDS FUND
PERFORMANCE SUMMARY

Performance as of 3/31/151

Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only;

Class R/R6/Advisor Class: no sales charges.

		Cumulative		Average Annual	Value of	Total Annual
Share Class		Total Return[2]		Total Return[3]	$10,000 Investment[4]	Operating Expenses[5]
A						0.91%
6-Month	+	6.29%	+	0.19%	$10,019
1-Year	+	8.45%	+	2.21%	$10,221
5-Year	+	87.10%	+	12.01%	$17,634
10-Year	+	103.65%	+	6.74%	$19,196
C						1.66%
6-Month	+	5.91%	+	4.91%	$10,491
1-Year	+	7.65%	+	6.65%	$10,665
5-Year	+	80.22%	+	12.50%	$18,022
10-Year	+	88.98%	+	6.57%	$18,898
R						1.16%
6-Month	+	6.18%	+	6.18%	$10,618
1-Year	+	8.18%	+	8.18%	$10,818
5-Year	+	84.80%	+	13.07%	$18,480
10-Year	+	98.61%	+	7.10%	$19,861
R6						0.52%
6-Month	+	6.52%	+	6.52%	$10,652
1-Year	+	8.87%	+	8.87%	$10,887
Since Inception (5/1/13)	+	28.56%	+	14.02%	$12,856
Advisor[6]						0.66%
6-Month	+	6.43%	+	6.43%	$10,643
1-Year	+	8.72%	+	8.72%	$10,872
5-Year	+	89.46%	+	13.63%	$18,946
10-Year	+	108.60%	+	7.63%	$20,860

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

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FRANKLIN RISING DIVIDENDS FUND
PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. While smaller and midsize companies may offer substantial opportunities for capital growth, they also involve heightened risks and should be considered speculative. Historically, smaller and midsize company securities have been more volatile in price than larger company securities, especially over the short term. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.
Class R6:	Shares are available to certain eligible investors as described in the prospectus.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The Fund has a fee waiver associated with its investments in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end.
Class R6 has a fee waiver contractually guaranteed through at least the Fund’s current fiscal year-end. Fund investment results reflect the fee waivers, to the extent applicable;
without these reductions, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

5. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

6. Effective 10/3/05, the Fund began offering Advisor class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the fol-
lowing methods of calculation: (a) For periods prior to 10/3/05, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 10/3/05, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 10/3/05 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +110.08% and +8.14%.

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FRANKLIN RISING DIVIDENDS FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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FRANKLIN RISING DIVIDENDS FUND

YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 10/1/14	Value 3/31/15	Period* 10/1/14–3/31/15
A
Actual	$1,000	$1,062.90	$4.63
Hypothetical (5% return before expenses)	$1,000	$1,020.44	$4.53
C
Actual	$1,000	$1,059.10	$8.47
Hypothetical (5% return before expenses)	$1,000	$1,016.70	$8.30
R
Actual	$1,000	$1,061.80	$5.91
Hypothetical (5% return before expenses)	$1,000	$1,019.20	$5.79
R6
Actual	$1,000	$1,065.20	$2.63
Hypothetical (5% return before expenses)	$1,000	$1,022.39	$2.57
Advisor
Actual	$1,000	$1,064.30	$3.35
Hypothetical (5% return before expenses)	$1,000	$1,021.69	$3.28

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 0.90%; C: 1.65%; R: 1.15%; R6: 0.51%; and Advisor: 0.65%), multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

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FRANKLIN MANAGED TRUST

Financial Highlights
Franklin Rising Dividends Fund
	Six Months Ended
	March 31, 2015		Year Ended September 30,
	(unaudited)	2014	2013	2012	2011	2010
Class A
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$49.72	$45.46	$37.86	$31.39	$30.92	$26.72
Income from investment operations[a]:
Net investment income[b]	0.33	0.55	0.54	0.52	0.48	0.38
Net realized and unrealized gains (losses)	2.80	4.50	7.61	6.36	0.36	3.94
Total from investment operations	3.13	5.05	8.15	6.88	0.84	4.32
Less distributions from:
Net investment income	(0.31)	(0.79)	(0.55)	(0.41)	(0.37)	(0.12)
Net realized gains	(0.50)	—	—	—	—	—
Total distributions	(0.81)	(0.79)	(0.55)	(0.41)	(0.37)	(0.12)
Net asset value, end of period	$52.04	$49.72	$45.46	$37.86	$31.39	$30.92

Total return[c]	6.29%	11.16%	21.86%	22.02%	2.74%	16.23%

Ratios to average net assets[d]
Expenses	0.90%[e]	0.91%[f]	0.93%	0.96%	0.99%	1.05%
Net investment income	1.30%	1.12%	1.30%	1.44%	1.42%	1.32%

Supplemental data
Net assets, end of period (000’s)	$11,458,864	$10,615,668	$8,795,238	$5,777,197	$3,386,930	$2,043,971
Portfolio turnover rate	4.28%	4.42%	0.70%	2.77%	4.04%	5.65%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of waiver and payments by affiliates rounds to less than 0.01%.
fBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

10 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

				FRANKLIN MANAGED TRUST
				FINANCIAL HIGHLIGHTS

Franklin Rising Dividends Fund (continued)
	Six Months Ended
	March 31, 2015		Year Ended September 30,
	(unaudited)	2014	2013	2012	2011	2010
Class C
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$48.94	$44.62	$37.20	$30.87	$30.46	$26.41
Income from investment operations[a]:
Net investment income[b]	0.14	0.18	0.23	0.24	0.22	0.16
Net realized and unrealized gains (losses)	2.75	4.42	7.49	6.28	0.38	3.89
Total from investment operations	2.89	4.60	7.72	6.52	0.60	4.05
Less distributions from:
Net investment income	(0.12)	(0.28)	(0.30)	(0.19)	(0.19)	—
Net realized gains	(0.50)	—	—	—	—	—
Total distributions	(0.62)	(0.28)	(0.30)	(0.19)	(0.19)	—
Net asset value, end of period	$51.21	$48.94	$44.62	$37.20	$30.87	$30.46

Total return[c]	5.91%	10.32%	20.93%	21.13%	1.98%	15.34%

Ratios to average net assets[d]
Expenses	1.65%[e]	1.66%[f]	1.68%	1.71%	1.74%	1.80%
Net investment income	0.55%	0.37%	0.55%	0.69%	0.67%	0.57%

Supplemental data
Net assets, end of period (000’s)	$3,006,254	$2,775,137	$2,261,420	$1,410,361	$806,172	$471,028
Portfolio turnover rate	4.28%	4.42%	0.70%	2.77%	4.04%	5.65%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of waiver and payments by affiliates rounds to less than 0.01%.
fBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

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FRANKLIN MANAGED TRUST
FINANCIAL HIGHLIGHTS

Franklin Rising Dividends Fund (continued)
	Six Months Ended
	March 31, 2015		Year Ended September 30,
	(unaudited)	2014	2013	2012	2011	2010
Class R
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$49.56	$45.26	$37.72	$31.29	$30.82	$26.64
Income from investment operations[a]:
Net investment income[b]	0.27	0.42	0.44	0.43	0.39	0.31
Net realized and unrealized gains (losses)	2.79	4.48	7.58	6.34	0.38	3.94
Total from investment operations	3.06	4.90	8.02	6.77	0.77	4.25
Less distributions from:
Net investment income	(0.24)	(0.60)	(0.48)	(0.34)	(0.30)	(0.07)
Net realized gains	(0.50)	—	—	—	—	—
Total distributions	(0.74)	(0.60)	(0.48)	(0.34)	(0.30)	(0.07)
Net asset value, end of period	$51.88	$49.56	$45.26	$37.72	$31.29	$30.82

Total return[c]	6.18%	10.86%	21.55%	21.74%	2.47%	15.97%

Ratios to average net assets[d]
Expenses	1.15%[e]	1.16%[f]	1.18%	1.21%	1.24%	1.30%
Net investment income	1.05%	0.87%	1.05%	1.19%	1.17%	1.07%

Supplemental data
Net assets, end of period (000’s)	$305,305	$332,943	$277,758	$179,509	$80,959	$45,876
Portfolio turnover rate	4.28%	4.42%	0.70%	2.77%	4.04%	5.65%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of waiver and payments by affiliates rounds to less than 0.01%.
fBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

12 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN MANAGED TRUST
FINANCIAL HIGHLIGHTS

Franklin Rising Dividends Fund (continued)
	Six Months Ended
	March 31, 2015	Year Ended September 30,
	(unaudited)	2014	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$49.67	$45.50	$42.07
Income from investment operations[b]:
Net investment income[c]	0.43	0.74	0.30
Net realized and unrealized gains (losses)	2.81	4.50	3.13
Total from investment operations	3.24	5.24	3.43
Less distributions from:
Net investment income	(0.41)	(1.07)	—
Net realized gains	(0.50)	—	—
Total distributions	(0.91)	(1.07)	—
Net asset value, end of period	$52.00	$49.67	$45.50

Total return[d]	6.52%	11.59%	8.15%

Ratios to average net assets[e]
Expenses	0.51%[f]	0.52%[g]	0.53%
Net investment income	1.69%	1.51%	1.70%

Supplemental data
Net assets, end of period (000’s)	$653,856	$597,859	$497,875
Portfolio turnover rate	4.28%	4.42%	0.70%

aFor the period May 1, 2013 (effective date) to September 30, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of waiver and payments by affiliates rounds to less than 0.01%.
gBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 13

FRANKLIN MANAGED TRUST
FINANCIAL HIGHLIGHTS

Franklin Rising Dividends Fund (continued)
	Six Months Ended
	March 31, 2015		Year Ended September 30,
	(unaudited)	2014	2013	2012	2011	2010
Advisor Class
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$49.68	$45.48	$37.87	$31.39	$30.89	$26.68
Income from investment operations[a]:
Net investment income[b]	0.39	0.67	0.65	0.61	0.55	0.45
Net realized and unrealized gains (losses)	2.80	4.50	7.60	6.35	0.38	3.94
Total from investment operations	3.19	5.17	8.25	6.96	0.93	4.39
Less distributions from:
Net investment income	(0.37)	(0.97)	(0.64)	(0.48)	(0.43)	(0.18)
Net realized gains	(0.50)	—	—	—	—	—
Total distributions	(0.87)	(0.97)	(0.64)	(0.48)	(0.43)	(0.18)
Net asset value, end of period	$52.00	$49.68	$45.48	$37.87	$31.39	$30.89

Total return[c]	6.43%	11.43%	22.16%	22.36%	2.97%	16.57%

Ratios to average net assets[d]
Expenses	0.65%[e]	0.66%[f]	0.68%	0.71%	0.74%	0.80%
Net investment income	1.55%	1.37%	1.55%	1.69%	1.67%	1.57%

Supplemental data
Net assets, end of period (000’s)	$1,954,436	$1,900,482	$1,292,847	$1,233,135	$571,399	$137,549
Portfolio turnover rate	4.28%	4.42%	0.70%	2.77%	4.04%	5.65%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of waiver and payments by affiliates rounds to less than 0.01%.
fBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

14 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

	FRANKLIN MANAGED TRUST

Statement of Investments, March 31, 2015 (unaudited)

Franklin Rising Dividends Fund
	Shares	Value
Common Stocks 98.6%
Aerospace & Defense 7.6%
General Dynamics Corp.	2,123,690	$288,248,443
Honeywell International Inc.	4,629,700	482,924,007
United Technologies Corp.	4,680,174	548,516,393
		1,319,688,843
Automobiles & Components 2.7%
Johnson Controls Inc.	9,341,111	471,165,639
Commercial & Professional Services 2.1%
ABM Industries Inc.	1,145,249	36,487,633
Brady Corp., A	2,534,825	71,710,199
Cintas Corp.	1,484,100	121,147,083
[a]Matthews International Corp., A	2,663,292	137,186,171
		366,531,086
Consumer Durables & Apparel 1.7%
Leggett & Platt Inc.	1,097,590	50,587,923
NIKE Inc., B	2,369,000	237,681,770
		288,269,693
Consumer Services 2.4%
McDonald’s Corp.	3,334,654	324,928,686
Yum! Brands Inc.	1,255,000	98,793,600
		423,722,286
Diversified Financials 0.2%
State Street Corp.	424,000	31,176,720
Energy 8.5%
Chevron Corp.	4,014,100	421,400,218
EOG Resources Inc.	870,300	79,797,807
Exxon Mobil Corp.	3,390,700	288,209,500
Occidental Petroleum Corp.	3,717,100	271,348,300
Schlumberger Ltd.	4,942,529	412,404,620
		1,473,160,445
Food & Staples Retailing 5.8%
CVS Health Corp.	2,543,200	262,483,672
Wal-Mart Stores Inc.	4,492,864	369,538,064
Walgreens Boots Alliance Inc.	4,465,747	378,159,456
		1,010,181,192
Food, Beverage & Tobacco 8.2%
Archer-Daniels-Midland Co.	8,738,400	414,200,160
Bunge Ltd.	5,397,722	444,556,384
McCormick & Co. Inc.	2,276,400	175,533,204
PepsiCo Inc.	4,148,300	396,660,446
		1,430,950,194
Health Care Equipment & Services 11.9%
Abbott Laboratories	3,883,000	179,899,390
Becton, Dickinson and Co.	3,163,516	454,249,262
DENTSPLY International Inc.	1,755,000	89,311,950
Medtronic PLC	7,183,000	560,202,170

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Semiannual Report | 15

FRANKLIN MANAGED TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Rising Dividends Fund (continued)
	Shares	Value
Common Stocks (continued)
Health Care Equipment & Services (continued)
Stryker Corp.	4,804,727	$443,236,066
Teleflex Inc.	1,188,653	143,624,942
West Pharmaceutical Services Inc.	3,141,600	189,155,736
		2,059,679,516
Household & Personal Products 3.7%
Colgate-Palmolive Co.	3,829,210	265,517,421
The Procter & Gamble Co.	4,678,888	383,388,083
		648,905,504
Industrial Conglomerates 3.8%
Carlisle Cos. Inc.	322,529	29,875,861
Roper Industries Inc.	3,645,509	627,027,548
		656,903,409
Insurance 2.5%
Aflac Inc.	1,507,710	96,508,517
Arthur J. Gallagher & Co.	874,700	40,892,225
The Chubb Corp.	430,000	43,473,000
Erie Indemnity Co., A	1,733,082	151,228,735
Old Republic International Corp.	4,380,950	65,451,393
RLI Corp.	852,718	44,690,951
		442,244,821
Machinery 5.8%
Donaldson Co. Inc.	3,007,604	113,416,747
Dover Corp.	5,318,800	367,635,456
Hillenbrand Inc.	1,366,700	42,190,029
Pentair PLC (United Kingdom)	7,712,000	485,007,680
		1,008,249,912
Materials 9.9%
Air Products and Chemicals Inc.	3,558,058	538,263,014
[a]Albemarle Corp.	6,136,725	324,264,549
Bemis Co. Inc.	1,516,389	70,223,975
Ecolab Inc.	1,614,172	184,628,993
Nucor Corp.	1,777,400	84,479,822
Praxair Inc.	4,275,735	516,252,244
		1,718,112,597
Media 1.5%
[a]John Wiley & Sons Inc., A	4,198,548	256,699,225
Pharmaceuticals, Biotechnology & Life Sciences 5.6%
AbbVie Inc.	2,775,100	162,454,354
Johnson & Johnson	5,741,410	577,585,846
Perrigo Co. PLC	333,500	55,210,925
Pfizer Inc.	3,083,800	107,285,402
Roche Holding AG, ADR (Switzerland)	1,987,000	68,313,060
		970,849,587

16 | Semiannual Report

franklintempleton.com

FRANKLIN MANAGED TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Rising Dividends Fund (continued)
	Shares	Value
Common Stocks (continued)
Retailing 5.4%
The Gap Inc.	432,800	$18,753,224
Ross Stores Inc.	3,219,822	339,240,446
Target Corp.	5,497,127	451,149,213
Tiffany & Co.	1,369,100	120,494,491
		929,637,374
Semiconductors & Semiconductor Equipment 1.3%
Linear Technology Corp.	714,600	33,443,280
Texas Instruments Inc.	3,459,800	197,848,663
		231,291,943
Software & Services 4.3%
Accenture PLC, A	3,865,500	362,158,695
Microsoft Corp.	9,361,900	380,608,044
		742,766,739
Technology Hardware & Equipment 1.9%
[b]Knowles Corp.	2,524,400	48,645,188
QUALCOMM Inc.	4,061,340	281,613,316
		330,258,504
Trading Companies & Distributors 0.7%
W.W. Grainger Inc.	518,284	122,216,550
Transportation 1.1%
United Parcel Service Inc., B	2,007,800	194,636,132
Total Common Stocks (Cost $12,130,128,893)		17,127,297,911
Short Term Investments (Cost $258,731,726) 1.4%
Money Market Funds 1.4%
[b,c]Institutional Fiduciary Trust Money Market Portfolio	258,731,726	258,731,726
Total Investments (Cost $12,388,860,619) 100.0%		17,386,029,637
Other Assets, less Liabilities (0.0)%†		(7,314,435)
Net Assets 100.0%		$17,378,715,202

See Abbreviations on page 27.

†Rounds to less than 0.1% of net assets.
aSee Note 7 regarding holdings of 5% voting securities.
bNon-income producing.
cSee Note 3(f) regarding investments in Institutional Fiduciary Trust Money Market Portfolio.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 17

FRANKLIN MANAGED TRUST

Financial Statements

Statement of Assets and Liabilities
March 31, 2015 (unaudited)

Franklin Rising Dividends Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$11,508,897,390
Cost - Non-controlled affiliated issuers (Note 7)	621,231,503
Cost - Sweep Money Fund (Note 3f)	258,731,726
Total cost of investments	$12,388,860,619
Value - Unaffiliated issuers	$16,409,147,966
Value - Non-controlled affiliated issuers (Note 7)	718,149,945
Value - Sweep Money Fund (Note 3f)	258,731,726
Total value of investments	17,386,029,637
Receivables:
Capital shares sold	26,056,617
Dividends	23,168,976
Other assets	9,908
Total assets	17,435,265,138
Liabilities:
Payables:
Investment securities purchased	2,638,315
Capital shares redeemed	32,756,180
Management fees	7,349,984
Distribution fees	9,723,542
Transfer agent fees	3,797,482
Trustees’ fees and expenses	10,013
Accrued expenses and other liabilities	274,420
Total liabilities	56,549,936
Net assets, at value	$17,378,715,202
Net assets consist of:
Paid-in capital	$11,936,068,231
Undistributed net investment income	17,396,518
Net unrealized appreciation (depreciation)	4,997,169,018
Accumulated net realized gain (loss)	428,081,435
Net assets, at value	$17,378,715,202

18 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN MANAGED TRUST
FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)
March 31, 2015 (unaudited)

Franklin Rising Dividends Fund

Class A:
Net assets, at value	$11,458,864,054
Shares outstanding	220,181,675
Net asset value per share[a]	$52.04
Maximum offering price per share (net asset value per share ÷ 94.25%)	$55.21
Class C:
Net assets, at value	$3,006,254,466
Shares outstanding	58,705,858
Net asset value and maximum offering price per share[a]	$51.21
Class R:
Net assets, at value	$305,304,689
Shares outstanding	5,884,963
Net asset value and maximum offering price per share	$51.88
Class R6:
Net assets, at value	$653,856,366
Shares outstanding	12,574,492
Net asset value and maximum offering price per share	$52.00
Advisor Class:
Net assets, at value	$1,954,435,627
Shares outstanding	37,582,399
Net asset value and maximum offering price per share	$52.00

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.
franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	|	19

FRANKLIN MANAGED TRUST
FINANCIAL STATEMENTS

Statement of Operations
for the six months ended March 31, 2015 (unaudited)

Franklin Rising Dividends Fund

Investment income:
Dividends:
Unaffiliated issuers	$180,359,619
Non-controlled affiliated issuers (Note 7)	5,330,492
Total investment income	185,690,111
Expenses:
Management fees (Note 3a)	42,340,867
Distribution fees: (Note 3c)
Class A	13,914,156
Class C	14,538,392
Class R	834,222
Transfer agent fees: (Note 3e)
Class A	7,517,140
Class C	1,963,656
Class R	225,638
Class R6	1,139
Advisor Class	1,315,385
Custodian fees (Note 4)	73,865
Reports to shareholders	617,563
Registration and filing fees	412,280
Professional fees	83,484
Trustees’ fees and expenses	222,988
Other	105,073
Total expenses	84,165,848
Expenses waived/paid by affiliates (Note 3f and 3g)	(133,025)
Net expenses	84,032,823
Net investment income	101,657,288
Realized and unrealized gains (losses):
Net realized gain (loss) from investments	429,352,021
Net change in unrealized appreciation (depreciation) on investments	484,248,044
Net realized and unrealized gain (loss)	913,600,065
Net increase (decrease) in net assets resulting from operations	$1,015,257,353

20 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

	FRANKLIN MANAGED TRUST
	FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Franklin Rising Dividends Fund

	Six Months Ended	Year Ended
	March 31, 2015	September 30,
	(unaudited)	2014
Increase (decrease) in net assets:
Operations:
Net investment income	$101,657,288	$158,626,994
Net realized gain (loss) from investments	429,352,021	177,366,191
Net change in unrealized appreciation (depreciation) on investments	484,248,044	1,200,159,972
Net increase (decrease) in net assets resulting from operations	1,015,257,353	1,536,153,157
Distributions to shareholders from:
Net investment income:
Class A	(66,192,141)	(164,179,512)
Class C	(6,913,824)	(15,088,950)
Class R	(1,588,553)	(3,937,165)
Class R6	(4,890,323)	(12,368,352)
Advisor Class	(14,037,575)	(32,617,726)
Net realized gains:
Class A	(106,307,410)	—
Class C	(28,159,268)	—
Class R	(3,267,663)	—
Class R6	(5,872,904)	—
Advisor Class	(18,856,287)	—
Total distributions to shareholders	(256,085,948)	(228,191,705)
Capital share transactions: (Note 2)
Class A	344,808,121	949,385,444
Class C	101,994,640	282,762,651
Class R	(43,082,480)	27,411,213
Class R6	27,307,644	52,630,051
Advisor Class	(33,572,910)	476,798,468
Total capital share transactions	397,455,015	1,788,987,827
Net increase (decrease) in net assets	1,156,626,420	3,096,949,279
Net assets:
Beginning of period	16,222,088,782	13,125,139,503
End of period	$17,378,715,202	$16,222,088,782
Undistributed net investment income included in net assets:
End of period	$17,396,518	$9,361,646

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 21

FRANKLIN MANAGED TRUST

Notes to Financial Statements (unaudited)

Franklin Rising Dividends Fund

1. Organization and Significant Accounting Policies

Franklin Managed Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end management investment company, consisting of one fund, Franklin Rising Dividends Fund (Fund) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The Fund offers five classes of shares: Class A, Class C, Class R, Class R6, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Fund’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

b. Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of March 31, 2015, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

22 | Semiannual Report

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FRANKLIN MANAGED TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Rising Dividends Fund (continued)

c. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

d. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

e. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At March 31, 2015, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended		Year Ended
	March 31, 2015		September 30, 2014
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold	22,364,782	$1,147,719,696	54,274,939	$2,623,736,117
Shares issued in reinvestment of distributions	3,132,457	161,960,268	3,136,758	152,510,709
Shares redeemed	(18,840,537)	(964,871,843)	(37,359,342)	(1,826,861,382)
Net increase (decrease)	6,656,702	$344,808,121	20,052,355	$949,385,444
Class C Shares:
Shares sold	6,015,386	$303,840,097	13,652,743	$649,203,690
Shares issued in reinvestment of distributions	606,858	30,852,579	273,799	13,139,102
Shares redeemed	(4,622,532)	(232,698,036)	(7,905,384)	(379,580,141)
Net increase (decrease)	1,999,712	$101,994,640	6,021,158	$282,762,651
Class R Shares:
Shares sold	742,884	$37,945,617	2,376,189	$114,752,696
Shares issued in reinvestment of distributions	87,633	4,515,686	75,881	3,681,854
Shares redeemed	(1,663,164)	(85,543,783)	(1,871,695)	(91,023,337)
Net increase (decrease)	(832,647)	$(43,082,480)	580,375	$27,411,213

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Semiannual Report | 23

FRANKLIN MANAGED TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Rising Dividends Fund (continued)

2. Shares of Beneficial Interest (continued)
	Six Months Ended		Year Ended
	March 31, 2015		September 30, 2014
	Shares	Amount	Shares	Amount
Class R6 Shares:
Shares sold	839,116	$42,826,603	1,879,292	$91,630,704
Shares issued in reinvestment of distributions	188,492	9,739,172	250,063	12,136,881
Shares redeemed	(488,743)	(25,258,131)	(1,034,866)	(51,137,534)
Net increase (decrease)	538,865	$27,307,644	1,094,489	$52,630,051
Advisor Class Shares:
Shares sold	4,433,446	$227,087,192	18,144,499	$881,378,289
Shares issued in reinvestment of distributions	566,938	29,290,291	583,206	28,359,342
Shares redeemed	(5,673,895)	(289,950,393)	(8,900,621)	(432,939,163)
Net increase (decrease)	(673,511)	$(33,572,910)	9,827,084	$476,798,468

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisory Services, LLC (Advisory Services)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisory Services based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $500 million
0.625%	Over $500 million, up to and including $1 billion
0.500%	Over $1 billion, up to and including $5 billion
0.490%	Over $5 billion, up to and including $10 billion
0.480%	In excess of $10 billion

b. Administrative Fees

Under an agreement with Advisory Services, FT Services provides administrative services to the Fund. The fee is paid by Advisory Services based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Rising Dividends Fund (continued)

maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class C	1.00%
Class R	0.50%

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors have advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to unaffiliated
broker/dealers	$3,718,585
CDSC retained	$194,059

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended March 31, 2015, the Fund paid transfer agent fees of $11,022,958, of which $4,111,523 was retained by Investor Services.

f. Investments in Institutional Fiduciary Trust Money Market Portfolio

The Fund invests in Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an affiliated open-end management investment company. Management fees paid by the Fund are waived on assets invested in the Sweep Money Fund, as noted on the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by the Sweep Money Fund. Prior to October 1, 2013, the waiver was accounted for as a reduction to management fees.

g. Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01% until January 31, 2016. There was no Class R6 transfer agent fees waived during the period ended March 31, 2015.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended March 31, 2015, there were no credits earned.

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FRANKLIN MANAGED TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Rising Dividends Fund (continued)

5. Income Taxes

At March 31, 2015, the cost of investments, net unrealized appreciation (depreciation), for income tax purposes was as follows:

Cost of investments	$12,389,026,857

Unrealized appreciation	$5,118,266,104
Unrealized depreciation	(121,263,324)
Net unrealized appreciation (depreciation)	$4,997,002,780

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended March 31, 2015, aggregated $997,739,383 and $713,384,452, respectively.

7. Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Fund for the period ended March 31, 2015, were as shown below.

	Number of			Number of
	Shares Held			Shares Held
	at Beginning	Gross	Gross	at End	Value at End	Investment	Realized
Name of Issuer	of Period	Additions	Reductions	of Period	of Period	Income	Gain (Loss)
Non-Controlled Affiliates
Albemarle Corp.	6,007,525	129,200	—	6,136,725	$324,264,549	$3,444,095	$—
John Wiley & Sons Inc., A	3,970,548	228,000	—	4,198,548	256,699,225	1,212,866	—
Matthews International
Corp., A	2,463,292	200,000	—	2,663,292	137,186,171	673,531	—
Total Affiliated Securities (Value is 4.13% of Net Assets)					$718,149,945	$5,330,492	$—

8. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 12, 2016. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended March 31, 2015, the Fund did not use the Global Credit Facility.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Rising Dividends Fund (continued)

9. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At March 31, 2015, all of the Fund’s investments in financial instruments carried at fair value were valued using Level 1 inputs.

For detailed categories, see the accompanying Statement of Investments.

10. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations
Selected Portfolio
ADR American Depositary Receipt

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FRANKLIN MANAGED TRUST FRANKLIN RISING DIVIDENDS FUND

Shareholder Information

Board Review of Investment Management Agreement

At a meeting held February 24, 2015, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for Franklin Rising Dividends Fund (Fund). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for the Fund, along with periodic reports on expenses, shareholder services, legal and compliance matters, risk control, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates, as well as marketing support payments made to financial intermediaries. Information furnished specifically in connection with the renewal process included a report for the Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Lipper report compared the Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments (FTI) from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the FTI organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager. The Board also noted that at the February meetings each year, it receives an annual report on all marketing support payments made by FTI to financial intermediaries.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders, other than as noted below with respect to performance. The Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of shares of different funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continual efforts and expenditures in establishing effective business continuity plans and developing strategies to address cybersecurity threats. Among other factors taken into account by the Board were the Manager’s best execution trading policies, including a favorable report on the efficiency of its trading operations by an independent portfolio trading analytical firm. Consideration was also given to the experience of the Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. In this respect, the Board after making inquiries of management, received assurances that bonus composition was not unduly influenced by one-year or short-term performance but was based primarily on longer periods consistent with the interests of long-term shareholders. The Board also took into account the cost and quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of

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FRANKLIN RISING DIVIDENDS FUND

SHAREHOLDER INFORMATION

the Manager, noting the changes taking place in the nature of transfer agency services throughout the industry and regulatory initiatives in this area, and the continual enhancements to the Franklin Templeton website. Particular attention was given to management’s conservative approach and diligent risk management procedures including expanded collateralization requirements. It was noted that the Fund did not currently invest in derivatives or other complex instruments. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by FTI to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its continued subsidization of money market funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with the Fund’s portfolio management team at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper report furnished for the agreement renewal. The Lipper report prepared for the Fund showed the investment performance of its Class A shares during 2014 and the previous 10 years ended December 31, 2014, in comparison to a performance universe consisting of the Fund and all retail and institutional multi-cap core funds as selected by Lipper. The Lipper report showed the Fund’s total return during 2014 to be in the second-lowest performing quintile of its performance universe, and on an annualized basis to be in the lowest performing quintile of such universe for the previous three-year period, the second-highest performing quintile for the previous five-year period, and the middle performing quintile for the previous 10-year period. The Board discussed with management the reasons for its recent poor performance and steps being taken to address it. Management explained that the Fund was being managed in accordance with its mandate of adhering to specific investment criteria, including investing in companies that have had consistent and substantial dividend increases. The Board took such explanation into account in finding the Fund’s overall investment performance to be acceptable, and observed that total return for 2014 as shown in the Lipper report exceeded 9%. The Board also noted that another experienced analyst had been hired during the year to support the Fund.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratio of the Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund’s contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expense ratio of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of a management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The results of such expense comparisons showed that both the Fund’s contractual investment management fee rate and its actual total expense ratio were in the least expensive quintile of its Lipper expense group. The Board was satisfied with the management fee rate and total expense ratio of the Fund in comparison to its Lipper expense group as shown in the Lipper report.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2014, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, the Board recognized that allocation methodologies are inherently subjective and various allocation methodologies may be reasonable while producing different results. In this respect, the Board noted that while management continually makes refinements to its methodologies in response to organizational and product related changes, the overall approach as defined by the primary drivers and activity measurements has remained consistent with that used in the Fund’s profitability report presentations from

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FRANKLIN MANAGED TRUST FRANKLIN RISING DIVIDENDS FUND SHAREHOLDER INFORMATION

Board Review of Investment Management

Agreement (continued) prior years. Additionally, an independent registered public accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Fund’s Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Fund, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd-Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services and potential benefits resulting from personnel and systems enhancements necessitated by fund growth, increased leverage with service providers and counterparties, allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted

that economies of scale are shared with a fund and its shareholders through management fee breakpoints so that as a fund grows in size, its effective management fee rate declines. The fee structure under the Fund’s investment management agreement provides an initial fee of 0.75% on the first $500 million of Fund net assets; 0.625% on the next $500 million of Fund net assets; 0.50% on Fund net assets in excess of $1 billion; 0.49% on Fund net assets in excess of $5 billion, and 0.48% on Fund net assets in excess of $10 billion. At December 31, 2014, the Fund’s net assets were approximately $17.3 billion. The Board observed that the year-end asset size of the Fund extended beyond the existing breakpoints and requested that the schedule of fees under the investment management agreement be revised to provide for a sharing of benefits with the Fund and its shareholders as assets grow. In response, management implemented an additional breakpoint of 0.47% applicable to assets above $20 billion. The Board believed that this revised schedule of fees under the investment management agreement for the Fund provides a sharing of benefits with the Fund and its shareholders.

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is David W. Niemiec and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.                   N/A

Item 5. Audit Committee of Listed Registrants.                    N/A

Item 6. Schedule of Investments.                                  N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.                    N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies.                                                    N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.                   N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a)  Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940, is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)  Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN MANAGED TRUST

By  /s/ Laura F. Fergerson

      Laura F. Fergerson

      Chief Executive Officer - Finance and Administration

Date  May 27, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By  /s/ Laura F. Fergerson

      Laura F. Fergerson

      Chief Executive Officer - Finance and Administration

Date  May 27, 2015

By /s/ Robert G. Kubilis

      Robert G. Kubilis

      Chief Financial Officer and Chief Accounting Officer

Date  May 27, 2015